UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2014

99 CENTS ONLY STORES LLC

(Exact name of registrant as specified in its charter)

California	1-11735	95-2411605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of principal executive offices)	(Zip Code)

(323) 980-8145

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)                                 Resignation of Certain Officers

Effective May 30, 2014, Frank Schools resigned as Senior Vice President, Chief Financial Officer and Treasurer of each of 99 Cents Only Stores LLC (the “Company”) and its parent, Number Holdings, Inc. (“Parent” and, together with the Company, the “Corporation”).

A copy of the Company’s press release announcing the foregoing matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)                                  Appointment of Certain Officers

Effective May 30, 2014, the sole member of the Company and the Board of Directors of Parent, formally appointed Christopher A. Laurence as Interim Chief Financial Officer, Treasurer and Secretary of the Company and Parent.  There are no relationships between Mr. Laurence and the Corporation that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

Mr. Laurence, 47, served as Chief Executive Officer at ThreeSixty Group Ltd., a leading product development and sourcing company for North American consumer products brands and retailers, from 2007 to 2013.  At ThreeSixty Group, Mr. Laurence also served as President and Chief Operating Officer between 2004 and 2007, Executive Vice President, Operations and Finance between 2003 and 2004 and Chief Financial Officer between 2001 and 2003. Before joining ThreeSixty Group, Mr. Laurence spent ten years at Brentwood Associates, a Los Angeles-based private equity firm, holding various positions ending with General Partner. Mr. Laurence began his career at Morgan Stanley, where he served as a Financial Analyst in the Mergers and Acquisitions department.  Mr. Laurence earned a AB in Economics and Organizational Behavior and Management from Brown University, with Honors.

A copy of the Company’s press release announcing the foregoing matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(e)                                  Compensatory Arrangements of Certain Officers

The Compensation Committee of the Board of Directors of Parent approved a monthly base salary of $37,500 for Mr. Laurence’s service as Interim Chief Financial Officer of the Corporation.  Mr. Laurence will also be eligible to earn a monthly interim incentive bonus of 50% of his monthly base salary for each month worked in his interim employment.  Such an interim incentive bonus will be payable upon completion of his interim employment if he meets the target goals set by the Corporation.  Mr. Laurence will also be eligible to receive a monthly retention bonus of $8,333 for each month worked as an interim employee, payable upon completion of his interim employment.  Mr. Laurence will enter into a fair competition agreement with the Corporation that provides for certain restrictive covenants, including confidentiality provisions, assignment of invention provisions, and a one-year post-termination restriction on soliciting the Company’s employees and vendors or suppliers.

Item 9.01      Financial Statements and Exhibits.

(d)                   Exhibits

Exhibit No.	Description
99.1	Press Release, dated May 30, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

99 CENTS ONLY STORES LLC

Dated: May 30, 2014	By:	/s/ Stéphane Gonthier
Stéphane Gonthier
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 30, 2014